The Asia Tigers Fund, Inc.

                                Semiannual Report
                                 April 30, 2000

                            ADVANTAGE ADVISERS, INC.

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                           The Asia Tigers Fund, Inc.

                                                                   May 19, 2000

Dear Shareholder,

We are pleased to present you with the unaudited financial statements of The Asia Tigers Fund, Inc. (the "Fund") for the six-month period ended April 30, 2000.

The Fund's net asset value ("NAV") increased by 16.1% during the six months ended April 30, 2000, more than double the 6.4% increase in the MSCI AC Asia Free ex-Japan Index (the Fund's benchmark) during the same period a year ago.

Most of the Fund's increase in the past six months reflected gains in the final months of 1999. Since the start of 2000, most markets in non-Japan Asia have slumped, reflecting, among other things, the influence of the slide in the U.S. markets and underperformance in the smaller Southeast Asian markets that have no significant participation in the "New Economy" (technology, media and telecommunications -- or TMT -- companies).

We find this recent downtrend in the Asian markets especially disappointing in view of the Fund's Investment Manager's view of the Asian region's continuing, solid economic recovery. However, the Investment Manager believes that the economic fundamentals will result in a rebound in these markets, with opportunities for significant gains in technology-driven economies with progressive governments and shareholder-friendly companies.

In the following pages, the Investment Manager provides a detailed look at the Fund's portfolio, as well as a discussion of the economic and market conditions of the region.

On behalf of the Board of Directors, thank you for your participation in the Fund.

Sincerely,


/s/ Bryan McKigney

Bryan McKigney
President and Secretary


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THE ASIA TIGERS FUND, INC.

Report of the Investment Manager

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PERFORMANCE

The six months ended April 30, 2000 was an eventful period for the non-Japan Asia equity markets, encompassing both the end of calendar year 1999 - a year of excellent investment returns - and the beginning of what appears to be a significant, sustained market correction.

The NAV of the Asia Tigers Fund rose 16.1% during the six months ended April 30, 2000, more than double the 6.4% increase in the MSCI AC Asia Free ex-Japan Index, the Fund's benchmark, during the same period.

Although five of the ten markets in which the Fund actively invests registered positive gains during the six months ended April 30, 2000, the most recent reality has been far more bearish. The gains during this period in nearly all of the Asian markets actually occurred during the final months of calendar year 1999. Year-to-date (January 1 - April 30, 2000), only the markets in Malaysia and Taiwan recorded gains, of 10.6% and 4.4%, respectively. Excluding Malaysia, the rest of Southeast Asia has been a sharp underperformer, with the three smaller markets - Indonesia, the Philippines, and Thailand - still unable to attract significant foreign investor interest.

At the same time, in both South Korea and Taiwan, surging trade surpluses combined with portfolio inflows led to a strengthening of the won and the New Taiwan Dollar (NT$), respectively, helping to enhance investor returns. Southeast Asian currencies, by contrast, were generally weaker vis-a-vis the U.S. dollar. The Indonesian rupiah (Rp), by far the worst performer, plunged more than 10% on the perception of rising political risk.

ASIAN MARKET RETURNS FOR THE SIX MONTHS ENDED APRIL 30, 2000

                                   October 31, 1999 - April 30, 2000
                               US$ returns            Local currency returns
    Hong Kong                     10.6%                        10.9%
    Taiwan                        15.2                         11.1
    India                         20.0                         20.7
    Singapore*                    -1.1                          1.5
    Korea                          1.0                         -6.6
    Thailand*                     -7.3                         -8.5
    Philippines*                 -26.8                        -24.7
    Malaysia*                     23.4                         23.4
    China*                       -21.2                        -21.2
    Pakistan                      59.1                         59.1
    Sri Lanka                    -16.3                        -13.2
    Indonesia*                   -28.2                        -16.6

*Market indexes used to calculate these returns reflect transactions that are free of foreign ownership limits or legal restrictions at the country level.
Source: Factset, an on-line database of financial and market data.


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                                                      THE ASIA TIGERS FUND, INC.

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COUNTRY ALLOCATION

There were no substantial changes in the Fund's allocation strategy, resulting in only modest adjustments to the Fund's country allocations during the six months ended April 30, 2000. The increased weightings in Taiwan, India, and Malaysia have resulted more from these countries' relative outperformance rather than from aggressive additions by the Fund in such markets (though there were some modest additions in all three cases).

Similarly, the Fund's overall weighting in the Southeast Asian countries except for Malaysia (Singapore, Indonesia, Thailand and the Philippines) continued to erode, largely due to their relative underperformance.

Our view on China has grown more positive over the past few months. While the Fund's April 30, 2000 China weighting amounted to just 0.5% of net assets, that figure does not take into account investments in companies with significant exposure to China ("China plays") that are listed in Hong Kong, Taiwan, and even Singapore.

During the six months ended April 30, 2000, the Fund liquidated marginal positions in Sri Lanka and Pakistan.

The cash position of the Fund remained minimal at 0.4% of the Fund's assets at April 30, 2000.

COUNTRY HOLDINGS*
April 30, 2000

      Hong Kong         29.7%
      Taiwan            18.9
      India             15.2
      Singapore          8.5
      Korea             18.5
      Thailand           1.8                      [GRAPHIC OMITTED]
      Philippines        1.4
      Malaysia           3.8
      China              0.5
      Pakistan            --
      Sri Lanka           --
      Indonesia          1.3
      Cash               0.4

*Percent of Fund's Net Assets

--------------------------------------------------------------------------------
The Fund's net asset value is calculated weekly and published in The Wall Street Journal every Monday under the heading, "Closed End Funds." The Fund's NAV is also published in The New York Times on Mondays and in Barron's on Saturdays. The Fund is listed on the New York Stock Exchange under ticker symbol GRR.

If you have any questions or would like an update on the Fund, please call toll-free (800) 421-4777. This number provides a recorded monthly review as well as specific details about the Fund, its portfolio and performance.
--------------------------------------------------------------------------------


                                                                               3
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THE ASIA TIGERS FUND, INC.

COUNTRY HOLDINGS* (continued)
October 31, 1999

Hong Kong               27.8%
Taiwan                  16.7
India                   12.1
Singapore               10.4
Korea                   21.7
Thailand                 3.0                      [GRAPHIC OMITTED]
Philippines              2.3
Malaysia                 2.5
China                    0.3
Pakistan                 0.4
Sri Lanka                0.1
Indonesia                2.0
Cash                     0.7

*Percent of Fund's Net Assets

--------------------------------------------------------------------------------
REGIONAL OUTLOOK

All markets in non-Japan Asia, except Taiwan and Malaysia, have started the new millennium with declines. The Asian markets' overall performance have clearly been a disappointment, especially in view of the region's continuing economic recovery. Throughout the region, inflation remains muted, export growth is buoyant, and the first seeds of a recovery in consumer spending are beginning to sprout.

Politically, progressive steps toward more open, democratic, and market-friendly governments are under way in several countries as diverse as Taiwan, South Korea, and Indonesia. Although this may result in shakier markets initially, such transformations are clearly positive events in the longer term. In short, we see no major fundamental deterioration that warrants the 10%-30% declines in many market indexes seen from January 1 through April 30, 2000.

We believe that the bear market affecting the investment performance of non-Japan Asia appears to be the result of two factors. First, this year's underperformance in the Southeast Asian markets such as the Philippines, Thailand, and Indonesia continued the trend from 1999, when the smaller, technology-sparse equity markets nearly dropped off investors' radar screens. Investors' perception is that these smaller markets have no significant participation in the "New Economy" (technology, media and telecommunications - TMT - companies).

Second, over the past year, market trends and valuations in the rest of non-Japan Asia - particularly Taiwan, South Korea, and Hong Kong - have been increasingly tied to the Nasdaq market in the United States. Thus, the Nasdaq correction that began in mid-March has dragged the rest of "New Economy" Asia.


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                                                      THE ASIA TIGERS FUND, INC.

The two key factors likely to impact the Fund's performance are: (1) the effect of the performance of the U.S. market and (2) the impact of aggressive U.S. Federal Reserve rate hikes on non-Japan Asia's markets.

It should also be highlighted that technology stock valuations in Asia have never become as high as they have in the United States. For example, in Singapore, even at their peak, the contract manufacturers (e.g., Natsteel Electronics, Omni, JIT) traded at 35-40x estimated one-year forward earnings, compared to 45-50x for their U.S. counterparts (e.g., Solectron, Jabil, Flextronics). At some point, we believe that these more reasonable Asian valuations may put a floor under some Asian share prices.

With respect to the second factor, we believe that investors may be overestimating the impact of rising U.S. interest rates on Asia. Thus far, we have only seen a negligible impact from the 125 basis points (1.25 percentage points) of Federal Reserve rate increases since early 1999. We believe that Asia is better insulated from U.S. rate hikes as the region is currently a net exporter of capital. Having generated considerable current account surpluses for the past eighteen months while maintaining quasi-closed capital accounts, most Asian economies are awash in liquidity. Even in Hong Kong, whose currency is linked to the U.S. dollar, "real" interest rates have been falling faster than in any other economy in Asia. Because the Asian economies have only recently begun to recover from their 1997-98 recessions, inflation does not appear to be as big a concern there as it is in the United States. There is significant room for these economies to grow in a non-inflationary environment. Thus, as restructuring continues in Asia and more capital is freed up, we believe that Asian central banks will not need to react significantly to rising rate pressures in the United States.

We believe that if Asian markets recover and resume their uptrend, the positive trends of 1999 are likely to continue, as technology-driven economies with progressive governments and shareholder-friendly companies increase the gap between themselves and those that are unable to adjust to a more competitive world. Upcoming weightings of the Morgan Stanley Capital International (MSCI) Index are also likely to further this trend. China is being added to the Index for the first time, while Malaysia has recently been readmitted to the MSCI (it was taken out in September 1998 after adopting capital controls). In our opinion, adding these two countries will further reduce the already marginal weightings of countries such as the Philippines, Thailand, and Indonesia.

The Fund's strategy, which primarily employs a bottom-up, stock-picking focus with a quantitative overlay, is also unlikely to change. We expect that our research will continue to lead us mainly in the direction of the larger markets, and that we will continue to have a significant weighting in technology-related sectors and minimal weightings in the smaller Southeast Asian markets.


                                                                               5
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THE ASIA TIGERS FUND, INC.

CHINA

US$1.3 million, 0.5% of the Fund's total investments as of April 30, 2000.

China's economy has continued on its path of cyclical recovery. Exports have been surging, currency risk has apparently diminished, and we believe deflation is ending. The painful economic reforms of the past three years are bearing fruit, with operational and economic efficiencies improving and freeing up more resources for the economy. On the operational side, Chinese companies are becoming more efficient as a result of cutting costs and using less capital, which in turn results in earning higher returns. On an overall macroeconomic level, the government is restructuring many state-owned enterprises, and the banking system is becoming more market-driven and less political.

While cross-straits political tensions (i.e., between Mainland China and Taiwan) remain a continuing risk going forward, we believe that Taiwan President Chen Shui-bian's Mainland stance should keep the tensions manageable in the short term. Taiwan's president appears to be taking reasonable measures not to anger or provoke China.

Finally, China's potential installation into the World Trade Organization later this year may also be a major positive catalyst for the economy.

Many Chinese listed companies have some of the most attractive growth-to-valuation profiles in Asia. Recently, the Fund added a position in PetroChina, China's largest producer of oil and natural gas, with estimated proven reserves of 10.8 billion barrels. A rigorous corporate restructuring is expected to lead to impressive efficiency gains over the next several years. In 1999, PetroChina's reported profits more than doubled to 22 billion yuan from
8.6 billion yuan.

HONG KONG

US$76.2 million, 29.7% of the Fund's total investments as of April 30, 2000.

Inspired by the Nasdaq, Hong Kong has spent the better part of the past six months caught up in its own "dot-com" fever, with scores of companies either reinventing themselves or buying shell companies and launching Internet-related businesses. (Internet-related companies are currently a prominent feature of the Hong Kong market, and therefore impact its overall trends.) Although much of the bubble appears to have already burst, the phenomenon highlights how closely much of Asia has tied itself to the Nasdaq's movements. Meanwhile, we expect that Hong Kong's real economy should continue to recover in 2000, reflecting improving business and consumer confidence, an end to deflation, and a revival in domestic demand. Loan growth, which has been in negative territory for the past two years, is expected to turn positive in the second half of calendar year 2000.

Hutchison Whampoa is the Fund's single largest holding. Hutchison operates five core businesses in twenty-six countries: ports and related services, telecommunications, property development and investment, retail, and energy. With a visionary management and a cash-rich balance sheet, we believe that Hutchison is the premier conglomerate in non-Japan Asia. In 1999, Hutchison reported net income of HK$7.8 billion, a 10% decline year-on-year from HK$8.7 billion in 1998, although this result was affected by a large one-time capital gain in 1998.


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                                                      THE ASIA TIGERS FUND, INC.

INDIA

US$39.0 million, 15.2% of the Fund's total investments as of April 30, 2000.

Benefiting from greater political stability, last year's pickup in industrial production and export strength has continued into 2000. While the fiscal year 2000/2001 Government Budget did not contain any specific economic stimulus measures, the government has remained committed to reducing subsidies to consumers for such items as diesel fuel and water, which has caused serious distortions in the economy. The Indian Government has also remained committed to privatization of state-owned enterprises, despite vocal protests from various political parties. Meanwhile, the linkage between the Indian technology sector and Nasdaq has become even more pronounced over the past six months, a fact that has made the overall Indian market more vulnerable to Nasdaq's sharp gyrations.

An important sector within the Fund's portfolio continues to be the software industry, with the biggest holding in Infosys Technologies. Operating with a March fiscal year-end, Infosys recently announced a more than doubling of fourth fiscal quarter profits to 934 million rupees from 431 million rupees in the year-earlier period. For the entire fiscal year ended in March 2000, reported net profit surged 122% to 2.85 billion rupees from 1.33 billion rupees for the fiscal year ended March 1999.

INDONESIA

US$3.3 million, 1.3% of the Fund's total investments as of April 30, 2000.

Since being elected president last October in Indonesia's first free democratic elections, Abdurhim Wahid (also known as Gus Dur) has made what many in the analyst community (including investment, political, and those at international institutions such as the World Bank and IMF) consider reasonable progress in bringing Indonesia out of its worst political crisis in more than thirty years. The Indonesian Government has attracted broad international support from other foreign governments and various international institutions, the military's ambitions to indefinitely postpone moves toward democratization have been contained, and there are signs that corruption and incompetence problems are being seriously addressed.

Nevertheless, many investors have grown increasingly impatient with Indonesia's perceived lack of progress in tackling the economy's woes, most specifically the country's dysfunctional banking system. (Almost every bank in Indonesia has serious non-performing loan problems and probably needs to be recapitalized.)

In addition, power struggles within the Wahid Administration - though not unusual for coalition governments in fledgling democracies - have nonetheless served to further unnerve investors who have been hoping for substantive action on Indonesia's structural problems. Many believe the country still lacks many of the basic institutions necessary for a market-based economy to thrive, including the basic rule of law and an independent judiciary system.


                                                                               7
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THE ASIA TIGERS FUND, INC.

The Fund's holdings in Indonesia reflect a large overweighting in the country's kretek (clove cigarettes) industry, one of the few businesses in Indonesia that historically has produced consistently high returns on capital and generated positive returns for shareholders. Both Gudang Garam and HM Sampoerna have strong franchises, with returns on assets exceeding 25% and free cash flow generation. For 1999, Gudang Garam's reported net profit more than doubled to rupiah (Rp) 2.28 trillion from Rp 1.08 trillion in 1998. HM Sampoerna's reported net earnings also rebounded, rising to Rp 1.4 trillion, from a Rp 95 billion loss in 1998.

KOREA

US$47.5 million, 18.5% of the Fund's total investments as of April 30, 2000.

South Korea's impressive recovery from the Asian Crisis may be attributed to a mixture of both government and corporate structural reform policies and a basic cyclical economic recovery. Corporate reforms include the reform of the "chaebols," a unique type of Korean conglomerate that historically has borrowed, invested, and expanded aggressively. The reform involves the government putting limits on the activities of the chaebols.

Since the beginning of calendar year 2000, although the structural story remains intact, there are signs that the economic cycle is peaking. Inflation has been showing signs of revival, while the current account deficit has begun to deteriorate on surging imports. Nevertheless, despite these developments, these factors appear to be already factored into Korean shares' valuations. Since the advent of the Kosdaq (Korea's version of Nasdaq) in mid-1999, massive liquidity has flowed out of Kospi-listed companies (Korea's traditional stock market index, similar to the Dow Jones Industrial Average) to new Kosdaq listings, resulting in what we believe are extremely undervalued stocks among many Korean blue-chip shares.

The Fund continues to carry significant exposure to the Samsung Group, including Samsung Electronics, Electro-Mechanics, and Samsung Securities. The nonfinancial Samsung Group companies have continued to outperform the broader market, reflecting progressive, energetic management and sound business models. Samsung Electronics, the world's fourth largest semiconductor maker, reported a more than fourfold surge in its first quarter 2000 net profit to 1.6 trillion won from the year-earlier 351 billion won, largely because of increased sales of digital products such as portable music players, set-top boxes, and digital TVs. The company reports that it is in the midst of expanding its product line to lessen its dependence on the computer memory chip market.

MALAYSIA

US$9.7 million, 3.8% of the Fund's total investments as of April 30, 2000

Malaysia's equity market has been the star performer since January, although this can be largely attributed to technical factors. Malaysia returned to the MSCI Index as of May 31, 2000 with an index weighting estimated between 7% and 9%. As many foreign institutions started January with very small holdings in Malaysia, market analysts have speculated that much of the buying in the first quarter of 2000 was probably index-driven, in anticipation of Malaysia's return to the MSCI Index.


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                                                      THE ASIA TIGERS FUND, INC.

While there is a clear need for continuing political reform, the Malaysian Government appears to have taken more pro-active measures to root out corruption and cronyism than the authorities in Thailand, the Philippines, or Indonesia. With its massive trade surpluses, low inflation, and stable currency, Malaysia's economy is second only to Singapore in terms of being cyclically healthy. We continue to overweight the integrated circuit assembly industry, with holdings in both Unisem and Malaysian Pacific Industries (MPI). Both are considered high-quality companies that trade at low valuations relative to their Asian peers. Unisem recently announced calendar 1999 earnings per share growth of 33% and revenue growth of 50%. MPI, which has a June fiscal year-end, is forecast to see similar growth rates.

PHILIPPINES

US$3.5 million, 1.4% of the Fund's total investments as of April 30, 2000.

Among non-Japan Asian equity markets, the Philippines' performance has been one of the biggest post-Asian-crisis disappointments. We believe that this can be partly explained by the market's lack of technology exposure, small size, and related lack of liquidity.

However, we believe that a possibly more important reason has been the lack of political and economic reform. Key deregulation measures have stalled in industries such as power and retailing, while the lack of confidence in President Estrada's Administration has caused consumers and businessmen alike to put spending and investment plans on hold. Consequently, while we believe that many blue chips in the Philippines look extremely undervalued, we don't expect investor sentiment to improve markedly in the near term.

The Fund liquidated its banking industry exposure in January, while retaining exposure to telecommunications, media, retail, and the power sector. One of our biggest holdings in the Philippines is ABS-CBN, a leading broadcast TV channel in the Philippines, which leads the industry in high-quality programming compared to its competitors. The company's reported earnings soared 57% in calendar year 1999 to pesos 2.2 billion from pesos 1.4 billion the previous year. We believe that ABS-CBN's valuations compare highly favorably to other media companies in Asia.

SINGAPORE

US$21.9 million, 8.5% of the Fund's total investments as of April 30, 2000.

More than any other Southeast Asian market, Singapore has a fast-growing technology hardware sector, with an extensive contract-manufacturing industry. However, we believe that two other major sectors represented on the stock market
- banks and properties - are facing lackluster growth prospects. After a down year in 1999, loan growth is expected to rise only 2-4% in 2000. Even with interest rates remaining at historical lows (Singapore interbank rates have been hovering at 2.5-3%), residential property sales figures continue to come in below expectations, adversely affecting the banking and property sectors of the Singapore market, and therefore impacting the Fund's performance there.


                                                                               9
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THE ASIA TIGERS FUND, INC.

One of the Fund's largest exposures in Singapore continues to be the electronics contract-manufacturing sector, with holdings in Omni Industries, Natsteel Electronics, and Venture. In addition, since the beginning of 2000, the Fund has increased its exposure to the semiconductor industry by establishing positions in Chartered Semiconductors and ST Assembly Test Services (STATS). All five of these companies are benefiting from the same broad trend of global outsourcing by multinationals. Omni's recently released calendar year 1999 results showed net profit up 80% to Singapore dollars (S$) 29.6 million compared to S$16.5 million in 1998. The result was 7% above the consensus forecast. Natsteel Electronics also reported stellar results, with calendar year 1999 net profits more than doubling to S$79.3 million from S$34.9 million in 1998. Natsteel Electronics' results were 28% above the market's consensus forecast.

TAIWAN

US$48.6 million, 18.9% of the Fund's total investments as of April 30, 2000.

The big news in Taiwan so far this year was the presidential elections in March, where the ruling KMT party suffered its first defeat in Taiwan's modern history, losing to the Democratic Progressive Party's candidate, Chen Shui-bian. Although a clear victory for pro-reform advocates in Taiwan, Chen's win has already shown that it is likely to result in a more volatile stock market, due to China's hostility to President Chen's pro-independence remarks in the past. However, this volatility may be mitigated by the fact that Chen has made a vigorous effort toward conciliatory gestures to China.

The Fund's key focus in Taiwan remains in its technology-related sectors. Holdings include Taiwan Semiconductor Manufacturing Company, Hon Hai Precision Industry, and Asustek Computers Inc. Taiwan's technology companies are globally competitive, strongly managed, and trading on some of the cheapest price-to-growth ratios in the region. Taiwan Semiconductor recently announced first quarter 2000 results, which showed sales up 126% year-on-year to New Taiwan Dollar (NT$) 28.2 billion from NT$12.5 billion a year earlier, while net profit rose 147% to NT$10.1 billion from NT$4.1 billion a year earlier.

THAILAND

US$4.5 million, 1.8% of the Fund's total investments as of April 30, 2000

Last year's optimism regarding an accelerated recovery of the banking system has proved premature, with Thai banks' nonperforming loan ratio (NPL) now having stagnated at roughly 35-37% since January 2000. Thailand continues to address such structural problems as political cronyism and inadequate regulatory frameworks; however, slow progress is helping to perpetuate an outlook for little-to-no loan growth.

The Fund's exposure in Thailand centers mainly on the telecommunications industry, with overweight positions in both Advanced Information Service and Telecom Asia, the country's leading wireless and fixed-line operators. Advanced Information Service recently announced that calendar year 1999 earnings surged 90% to baht 2.75 billion, reflecting both a large increase in subscribers and Thailand's recovering economy. Telecom Asia also continues to add fixed-line subscribers at a healthy pace. In the first quarter of 2000, subscriber growth surged 37% quarter-on-quarter and 107% year-on-year.

Punita Kumar-Sinha
Portfolio Manager
Advantage Advisers, Inc.


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                                                      THE ASIA TIGERS FUND, INC.

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SHARE REPURCHASE PROGRAM

In December 1999, the Board of Directors of the Fund authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund's common stock. The Fund's Board directed management to repurchase the Fund's shares at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund's Board of Directors. During the six months ended April 30, 2000, the Fund repurchased a total of 317,300 shares of its common stock. (For details regarding shares repurchased by the Fund, see Note D to the Financial Statements.)

In accordance with the Board's directions, the Fund may from time to time repurchase additional shares of its common stock in the open market.

AMENDMENT OF BYLAWS

During May 2000, the Board of Directors of the Fund reviewed and approved certain amendments to the Fund's bylaws that have been recommended by Maryland counsel to the Fund. For example, the provisions relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice generally must be delivered to the Fund not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. In addition, upon recommendation of the Fund's Maryland counsel, other changes to certain bylaw provisions were made to conform to the bylaw provisions of more recently incorporated Maryland corporations.

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THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2000
Schedule of Investments                                              (Unaudited)

COMMON STOCKS (97.52% of holdings)

Number                                             Percent of
of Shares      Security                            Holdings     Cost          Value
---------------------------------------------------------------------------------------
               China                                 0.50%
               Coal                                  0.09%
  1,200,000    Yanzhou Coal Mining Company Limited .......  $    380,218   $    240,333
                                                            ------------   ------------
               Energy Sources                        0.26%
     44,400    Petrochina Company Limited ADR + ..........       715,607        671,550
                                                            ------------   ------------
               Utilities - Electric & Gas            0.15%
  2,676,000    Beijing Datang Power Generation ...........       765,182        371,037
                                                            ------------   ------------
               Total China ...............................     1,861,007      1,282,920
                                                            ------------   ------------

               Hong Kong                            29.70%
               Banking                               2.60%
    426,300    Hang Seng Bank ............................     3,806,825      3,926,851
    246,000    HSBC Holdings .............................     2,803,473      2,747,651
                                                            ------------   ------------
                                                               6,610,298      6,674,502
                                                            ------------   ------------
               Business/Public Service               0.06%
    130,000    Computer & Technologies Holdings                 448,971        149,373
               Limited +.................................    ------------   ------------
               Consumer Goods & Services             1.27%
    841,000    Li & Fung Limited .........................     1,122,797      3,249,897
                                                            ------------   ------------
               Electronic Components & Instruments   0.09%
    404,000    TCL International Holdings Limited + ......       264,407        243,773
                                                            ------------   ------------
               Energy Sources                        0.24%
  4,624,000    Shanghai Petrochemical Company                    741,769        623,325
               Limited ...................................  ------------   ------------
               Financial Services                    0.46%
    298,800    Dah Sing Financial Group ..................     1,190,105      1,170,005
                                                            ------------   ------------
               Food & Household Products             0.13%
    676,000    Ng Fung Hong Limited ......................       400,773        338,469
                                                            ------------   ------------
               Internet                              0.00%
      6,912    Sunevision Holdings Limited + .............         9,310          9,007
                                                            ------------   ------------
               Manufacturing                         0.48%
  1,164,000    Esprit Holdings Limited ...................       894,040      1,240,333
                                                            ------------   ------------
               Media                                 0.36%
    134,000    Television Broadcasts Limited .............       617,722        916,076
                                                            ------------   ------------

                                                      THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2000
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number                                             Percent of
of Shares      Security                            Holdings     Cost          Value
---------------------------------------------------------------------------------------
               Hong Kong (Cont'd)
               Multi-Industry                        7.86%
    328,000    China Resources Enterprises Limited .......  $    500,375   $    412,674
  1,354,000    Hutchison Whampoa .........................     9,107,072     19,729,754
                                                            ------------   ------------
                                                               9,607,447     20,142,428
                                                            ------------   ------------
               Real Estate                           8.16%
  1,074,000    Amoy Properties Limited ...................     1,048,695        758,358
    821,000    Cheung Kong Holdings ......................     5,820,948      9,802,419
    523,000    Great Eagle Holdings Limited ..............       746,746        893,018
  1,026,000    Kerry Properties Limited ..................     1,533,764      1,264,520
    942,700    Sun Hung Kai Properties ...................     6,381,399      7,473,389
    351,714    Wharf Holdings Limited ....................       920,233        729,238
                                                            ------------   ------------
                                                              16,451,785     20,920,942
                                                            ------------   ------------
               Retailing                             1.26%
    447,000    Dickson Concepts International
               Limited ...................................       379,782        433,273
  1,710,000    Giordano International Limited ............     1,245,966      2,799,068
                                                            ------------   ------------
                                                               1,625,748      3,232,341
                                                            ------------   ------------
               Telecommunications                    5.68%
  2,598,400    Cable and Wireless Limited ................     5,116,320      6,121,378
    950,000    China Telecommunication + .................     2,096,579      6,860,461
    893,000    City Telecommunication Limited ............       610,989        312,410
      2,314    I-Cable Communications Limited + ..........         3,125          1,017
     18,600    I-Cable Communications Limited ADR + ......       519,725        167,400
    248,000    Pacific Century Cyberworks ................       212,196        461,665
     90,500    Sunday Communications Limited ADR + .......     1,004,594        633,500
                                                            ------------   ------------
                                                               9,563,528     14,557,831
                                                            ------------   ------------
               Textiles & Apparel                    0.30%
  1,958,000    Glorious Sun Enterprises Limited ..........       748,406        527,885
    600,000    Softbank Investment International
               Strategic Limited + .......................     1,051,525        250,347
                                                            ------------   ------------
                                                               1,799,931        778,232
                                                            ------------   ------------

THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2000
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number                                             Percent of
of Shares      Security                            Holdings     Cost          Value
---------------------------------------------------------------------------------------
               Hong Kong (Cont'd)
               Traffic Management Systems            0.18%
  3,903,000    Zhejiang Expressway Company ...............  $    564,079   $    450,970
                                                            ------------   ------------
               Transportation - Air                  0.36%
    512,000    Cathay Pacific Airways Limited ............       824,084        923,535
                                                            ------------   ------------
               Utilities - Electric & Gas            0.21%
    119,400    CLP Holdings Limited ......................       623,656        534,979
                                                            ------------   ------------
               Total Hong Kong ...........................    53,360,450     76,156,018
                                                            ------------   ------------

               India                                15.19%
               Automobiles                           0.28%
     49,300    Punjab Tractors ...........................       960,833        726,229
                                                            ------------   ------------
               Banking                               0.26%
        500    Bank of Baroda ............................         1,250            470
     38,200    ICICI Bank Limited Sponsored ADR *+ .......       420,200        658,950
                                                            ------------   ------------
                                                                 421,450        659,420
                                                            ------------   ------------
               Beverages & Tobacco                   0.43%
     85,000    ITC .......................................     1,381,536      1,109,966
                                                            ------------   ------------
               Broadcasting & Publishing             0.13%
     20,600    Zee Telefilms Limited .....................       498,069        335,074
                                                            ------------   ------------
               Building Materials & Components       0.15%
    301,150    India Cements Limited .....................       606,279        386,355
                                                            ------------   ------------
               Business / Public Service             5.89%
     61,686    Infosys Technology ........................     1,261,651     11,446,887
     75,176    NIIT Limited ..............................     1,511,202      3,513,380
    150,000    Vans Information & Investor Service + .....       344,037        148,110
                                                            ------------   ------------
                                                               3,116,890     15,108,377
                                                            ------------   ------------

               Chemicals                             0.94%
        500    Castrol India .............................         5,569          3,459
    301,872    Reliance Industries .......................     1,078,166      2,399,070
                                                            ------------   ------------
                                                               1,083,735      2,402,529
                                                            ------------   ------------

                                                      THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2000
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number                                             Percent of
of Shares      Security                            Holdings     Cost          Value
---------------------------------------------------------------------------------------
               India (Cont'd)
               Construction & Housing                0.00%
      1,320    Larsen & Toubro Limited ...................  $      8,196   $      7,061
                                                            ------------   ------------
               Energy Sources                        0.43%
    435,000    Hindustan Petroleum .......................     2,053,443      1,114,656
                                                            ------------   ------------
               Health / Personal Care                1.62%
     75,950    Hindustan Lever ...........................     3,147,149      4,167,071
                                                            ------------   ------------
               Metals - Steel                        0.29%
    294,500    Tata Iron & Steel .........................     1,109,668        732,033
                                                            ------------   ------------
               Technology                            1.73%
     62,000    Satyam Computer Services ..................     1,186,165      4,431,615
                                                            ------------   ------------
               Telecommunications                    2.93%
    149,250    HCL Technologies Limited + ................     2,011,994      5,504,983
     78,500    Shyam Telecom Limited + ...................       593,631        461,289
     81,200    Videsh Sanchar Nigam Limited GDR ..........     1,365,470      1,534,680
                                                            ------------   ------------
                                                               3,971,095      7,500,952
                                                            ------------   ------------
               Utilities - Electric & Gas            0.11%
     43,000    Gas Authority of India Limited -
                Sponsored GDR + ..........................       415,810        274,125
                                                            ------------   ------------
               Total India ...............................    19,960,318     38,955,463
                                                            ------------   ------------

               Indonesia                             1.28%
               Beverages & Tobacco                   0.78%
    876,500    Gudang Garam ..............................     1,479,301      1,386,867
    427,500    PT Hanjaya Mandala Sampoerna ..............     1,038,010        620,957
                                                            ------------   ------------
                                                               2,517,311      2,007,824
                                                            ------------   ------------
               Food & Household Products             0.18%
    675,000    Indofood Sukses Makmur + ..................       807,722        461,393
                                                            ------------   ------------
               Telecommunications                    0.32%
     93,800    Telekomunik Indonesia ADR .................       625,874        809,025
                                                            ------------   ------------
               Total Indonesia ...........................     3,950,907      3,278,242
                                                            ------------   ------------

THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2000
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number                                             Percent of
of Shares      Security                            Holdings     Cost          Value
---------------------------------------------------------------------------------------
               Korea                                18.54%
               Appliance & Household Durables        6.21%
     58,910    Samsung Electronics .......................  $  5,422,473   $ 15,925,208
                                                            ------------   ------------
               Banking                               1.45%
    119,722    H & CB ....................................     2,191,248      2,049,757
    154,062    Kookmin Bank ..............................     1,982,046      1,665,910
                                                            ------------   ------------
                                                               4,173,294      3,715,667
                                                            ------------   ------------
               Beverages & Tobacco                   0.29%
     25,740    Hite Brewery Company ......................       798,601        730,624
                                                            ------------   ------------
               Business/Public Service               0.26%
      5,430    Locus Corporation + .......................       653,960        660,554
                                                            ------------   ------------
               Chemicals                             1.10%
    123,030    L.G. Chemical Limited. ....................     1,543,927      2,827,002
                                                            ------------   ------------
               Computers                             0.01%
      4,000    Mirae Corporation ADR + ...................        64,320         38,000
                                                            ------------   ------------
               Construction & Housing                0.51%
     34,900    Kumkang Korea Chemical Company
               Limited ...................................     2,215,017      1,314,548
                                                            ------------   ------------
               Electrical & Electronics              0.77%
     28,900    Samsung Electro-Mechanics Company .........     1,253,256      1,966,164
                                                            ------------   ------------
               Electronic Components & Instruments   0.26%
     42,610    Hyundai Electronics Industries
               Company ...................................       974,680        675,770
                                                            ------------   ------------
               Financial Services                    0.30%
      1,050    Dongwon Securities Company ................        17,212         10,502
      8,658    Dongwon Securities Company Rights
               Expiration date 05/09/2000 + ..............        25,436             --
     45,090    Samsung Securities Company Limited ........     1,994,322        759,796
                                                            ------------   ------------
                                                               2,036,970        770,298
                                                            ------------   ------------

                                                      THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2000
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number                                             Percent of
of Shares      Security                            Holdings     Cost          Value
---------------------------------------------------------------------------------------
               Korea (Cont'd)

               Food & Household Products             0.54%
     13,130    Cheil Jedang Corporation ..................  $    945,135   $    674,395
      5,650    Lotte Confectionery .......................       928,057        697,499
                                                            ------------   ------------
                                                               1,873,192      1,371,894
                                                            ------------   ------------
               Internet                              0.43%
      6,077    Daum Communications Corporation ...........       550,310        287,490
     75,000    Korea Next Education Services Inc. ........       808,785        756,927
     14,250    Korea Next Education Services Inc.
               Rights Expiration date 05/26/2000 + .......            --         66,001
                                                            ------------   ------------
                                                               1,359,095      1,110,418
                                                            ------------   ------------
               Machinery & Engineering               0.52%
     40,200    Halla Climate Control .....................     1,315,012      1,322,190
                                                            ------------   ------------
               Metals - Steel                        0.77%
     16,500    Pohang Iron & Steel .......................       712,299      1,335,731
     30,000    Pohang Iron & Steel ADR ...................       982,500        630,000
                                                            ------------   ------------
                                                               1,694,799      1,965,731
                                                            ------------   ------------
               Retailing                             0.02%
      4,231    Telson Electronics Company Limited ........        27,051         60,620
                                                            ------------   ------------
               Telecommunications                    2.69%
     35,600    Korea Telecom .............................     2,081,697      2,431,611
     16,830    SK Telecom ................................     1,241,831      4,473,846
                                                            ------------   ------------
                                                               3,323,528      6,905,457
                                                            ------------   ------------
               Transportation - Air                  0.28%
     77,595    Korean Air Lines ..........................       967,881        713,196
                                                            ------------   ------------
               Utilities - Electric & Gas            2.13%
    186,550    Korea Electric Power ......................     6,348,572      5,463,280
                                                            ------------   ------------
               Total Korea ...............................    36,045,628     47,536,621
                                                            ------------   ------------

THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2000
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number                                             Percent of
of Shares      Security                            Holdings     Cost          Value
---------------------------------------------------------------------------------------
               Malaysia                              3.77%
               Banking                               0.67%
    410,100    Malayan Banking ...........................  $    927,174   $  1,705,153
                                                            ------------   ------------
               Electrical & Electronics              1.77%
    169,000    Malaysian Pacific Industries ..............     1,647,209      1,890,132
    297,000    Unisem ....................................     1,221,601      2,637,829
                                                            ------------   ------------
                                                               2,868,810      4,527,961
                                                            ------------   ------------
               Investment Company                    0.30%
    126,800    WEBS- Malaysia Index Series ...............       797,772        776,650
                                                            ------------   ------------
               Leisure & Tourism                     0.64%
    162,000    Genting ...................................       746,773        652,263
    309,000    Resorts World .............................       712,888      1,000,184
                                                            ------------   ------------
                                                               1,459,661      1,652,447
                                                            ------------   ------------
               Multi-Industry                        0.39%
    479,000    Berjaya Sports Toto .......................       980,267      1,002,118
                                                            ------------   ------------
               Total Malaysia ............................     7,033,684      9,664,329
                                                            ------------   ------------
               Philippines                           1.35%
               Beverages & Tobacco                   0.15%
    297,000    San Miguel-B ..............................       420,400        374,083
                                                            ------------   ------------
               Media                                 0.42%
    910,600    ABS-CBN Broadcasting Corporation + ........     1,053,091      1,069,737
                                                            ------------   ------------
               Real Estate                           0.10%
  2,024,000    SM Prime ..................................       495,789        264,735
                                                            ------------   ------------
               Telecommunications                    0.44%
     60,500    Philippine Long Distance Telephone
               ADR .......................................     1,414,573      1,115,469
                                                            ------------   ------------
               Utilities-Electric & Gas              0.24%
    350,000    Manila Electric Company ...................     1,068,752        627,346
                                                            ------------   ------------
               Total Philippines .........................     4,452,605      3,451,370
                                                            ------------   ------------

                                                      THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2000
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number                                             Percent of
of Shares      Security                            Holdings     Cost          Value
---------------------------------------------------------------------------------------
               Singapore                             6.42%
               Banking                               1.62%
    390,000    Overseas-Chinese Bank Corporation .........  $  1,807,689   $  2,673,894
    322,800    Overseas Union Bank Limited ...............     1,381,591      1,475,441
                                                            ------------   ------------
                                                               3,189,280      4,149,335
                                                            ------------   ------------
               Broadcasting / Publishing             1.04%
    136,000    Singapore Press Holdings ..................     1,324,874      2,661,822
                                                            ------------   ------------
               Electronic Components & Instruments   1.33%
      3,500    Chartered Semiconductor Manufacturing
               Limited ADR + .............................       186,812        305,813
    215,100    Natsteel Electronics + ....................       972,552      1,235,265
     13,000    ST Assembly Test Services Limited
               ADR + .....................................       510,875        541,938
    112,500    Venture Manufacturing .....................       281,948      1,318,488
                                                            ------------   ------------
                                                               1,952,187      3,401,504
                                                            ------------   ------------
               Food & Household Products             0.28%
    644,000    Want Want Holdings + ......................       853,136        708,400
     22,800    Want Want Holdings - Warrants
               Expiration date 10/24/2004 + ..............         1,140          7,524
                                                            ------------   ------------
                                                                 854,276        715,924
                                                            ------------   ------------
               Real Estate                           0.34%
    194,600    City Developments .........................       662,828        883,768
                                                            ------------   ------------
               Technology                            0.45%
    590,000    Omni Industries Limited ...................       638,650      1,154,761
                                                            ------------   ------------
               Telecommunications                    0.19%
     64,000    Datacraft Asia Limited + ..................       398,982        480,000
                                                            ------------   ------------

THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2000
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number                                             Percent of
of Shares      Security                            Holdings     Cost          Value
---------------------------------------------------------------------------------------
               Singapore (Cont'd)
               Transportation - Air                  1.17%
    288,000    Singapore Airlines Limited ................  $  2,276,031   $  3,004,043
                                                            ------------   ------------
               Total Singapore ...........................    11,297,108     16,451,157
                                                            ------------   ------------
               Taiwan                               18.72%
               Business/Public Service               0.15%
    116,000    Mercury Data Systems Limited ..............       446,841        379,147
                                                            ------------   ------------
               Chemicals                             1.74%
  2,083,860    Nan Ya Plastics ...........................     3,096,778      4,461,279
                                                            ------------   ------------
               Computers                             0.63%
    499,000    Acer Incorporated .........................     1,308,551      1,043,831
    128,000    Systex Corporation ........................       676,010        558,523
                                                            ------------   ------------
                                                               1,984,561      1,602,354
                                                            ------------   ------------
               Data Processing and Reproduction      0.63%
    631,320    Compal Electronics Incorporated ...........     1,571,928      1,619,828
                                                            ------------   ------------
               Electrical & Electronics              7.52%
    206,000    Compeq Manufacturing Company Limited ......     1,255,617      1,137,898
    462,000    Hon Hai Precision Industry ................     1,556,211      4,454,649
  1,947,184    Taiwan Semiconductor Manufacturing
               Company....................................     6,203,682     12,537,841
    369,000    Winbond Electronics Corporation ...........       834,572      1,139,745
                                                            ------------   ------------
                                                               9,850,082     19,270,133
                                                            ------------   ------------
               Electronic Components & Instruments   4.47%
    734,200    Advanced Semiconductor Engineering
               Incorporated ..............................     1,408,206      2,351,744
    282,272    Asustek Computer Incorporated * ...........     2,507,907      3,127,642
    212,000    Macronix International Company Limited ....       524,324        640,954
     35,000    Ritek Incorporated ........................       229,479        334,042
    117,000    Sunplus Technology Company Limited ........       569,972        745,710
     95,000    Synnex Technology International
               Corporation ...............................       504,281        642,752
     38,000    Synnex Technology International
                Corporation 144A GDR ** ..................       719,340      1,026,000
    769,000    United Micro Electronics Company ..........     2,029,613      2,601,455
                                                            ------------   ------------
                                                               8,493,122     11,470,299
                                                            ------------   ------------

                                                      THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2000
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number                                             Percent of
of Shares      Security                            Holdings     Cost          Value
---------------------------------------------------------------------------------------
               Taiwan (Cont'd)
               Insurance                             0.60%
    631,500    Cathay Life Insurance .....................  $  1,801,030   $  1,527,406
                                                            ------------   ------------
               Metals - Steel                        0.55%
  2,000,000    China Steel ...............................     1,316,897      1,418,532
                                                            ------------   ------------
               Telecommunications                    0.17%
    129,000    Zyxel Communications Corporation ..........       594,385        434,287
                                                            ------------   ------------
               Textiles & Apparel                    1.36%
  2,271,000    Far Eastern Textile .......................     2,068,896      3,488,707
                                                            ------------   ------------
               Transportation - Air                  0.37%
  1,952,000    EVA Airways Corporation + .................     1,088,444        944,259
                                                            ------------   ------------
               Utilities - Electric & Gas            0.53%
    573,443    Phoenixtec Power Company Limited ..........     1,133,689      1,368,241
                                                            ------------   ------------
               Total Taiwan ..............................    33,446,653     47,984,472
                                                            ------------   ------------

               Thailand                              1.61%
               Building Materials & Components       0.28%
     31,200    Siam Cement + .............................       487,101        721,292
                                                            ------------   ------------
               Energy Sources                        0.18%
     89,800    PTT Exploration & Production ..............       809,242        455,311
                                                            ------------   ------------
               Telecommunications                    1.15%
    114,800    Advanced Information + ....................       664,788      1,345,089
  1,206,900    TelecomAsia Corporation ...................     1,144,242      1,617,021
    352,705    TelecomAsia Corporation Rights
               Expiration date 2008 **+ ..................            --             --
                                                            ------------   ------------
                                                               1,809,030      2,962,110
                                                            ------------   ------------
               Total Thailand                                  3,105,373      4,138,713
                                                            ------------   ------------

               United States                         0.44%
               Telecommunications                    0.44%
     12,175    Asiainfo Holdings Incorporated + ..........       442,172        529,612
     12,750    UTStarcom Incorporated + ..................       518,062        605,625
                                                            ------------   ------------
                                                                 960,234      1,135,237
                                                            ------------   ------------
               Total United States .......................       960,234      1,135,237
                                                            ------------   ------------
               TOTAL COMMON STOCKS .......................   175,473,967    250,034,542
                                                            ------------   ------------

THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2000
Schedule of Investments (continued)                                  (Unaudited)

PREFERRED STOCKS (0.14% of holdings)

Number                                             Percent of
of Shares      Security                            Holdings     Cost          Value
---------------------------------------------------------------------------------------
               Thailand                              0.14%
               Banking                               0.14%
    433,000    Siam Commercial Bank - Preferred
               5.25% + ...................................  $    599,321   $    346,946
                                                            ------------   ------------
               Total Thailand ............................       599,321        346,946
                                                            ------------   ------------
               TOTAL PREFERRED STOCKS ....................       599,321        346,946
                                                            ------------   ------------

CONVERTIBLE BONDS                                    2.34%
Par Value
($000)         Singapore                             2.12%
               Banking                               1.26%
      1,500    Finlayson Global Zero Coupon Bond,
               02/19/04 ..................................     1,602,645      3,237,300
                                                            ------------   ------------
               Telecommunications                    0.86%
      2,150    Fullerton Global Corp Zero Coupon
               Bond, 04/02/03 ............................     2,043,305      2,192,355
                                                            ------------   ------------
               Total Singapore ...........................     3,645,950      5,429,655
                                                            ------------   ------------
               Taiwan                                0.22%
               Electronic Components & Instruments   0.12%
        250    Macronix International Company
               Limited 1%, 02/01/05 ......................      334,417        323,450
                                                            ------------   ------------
               Textiles & Apparel                    0.10%
        250    Far Eastern Textile 144A Zero
               Coupon Bond, 01/26/05 .....................       250,000        251,150
                                                            ------------   ------------
               Total Taiwan ..............................       584,417        574,600
                                                            ------------   ------------

               TOTAL CONVERTIBLE BONDS ...................     4,230,367      6,004,255
                                                            ------------   ------------

               TOTAL INVESTMENTS ..................100.00%  $180,303,655   $256,385,743
                                                            ============   ============

                                                      THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2000
Schedule of Investments (continued)                                  (Unaudited)

Footnotes and Abbreviations

                  ADR- American Depository Receipts
                  GDR- Global Depository Recipts
                  *     Passive Foreign Investment Company
                  **    Security has been fair valued as determined by or under
                        the direction of the Board of Directors.
                  +     Non-income producing security
                  ++    Aggregate cost for Federal income tax purposes is
                        $181,043,252.
                        The aggregate gross unrealized appreciation
                        (depreciation) for all securities is as follows:
                          Excess of value over tax cost .......    $ 91,752,483
                          Excess of tax cost over value .......     (16,409,992)
                                                                   ------------
                                                                   $ 75,342,491
                                                                   ============

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

                                                                     April 30, 2000
Statement of Assets and Liabilities                                    (Unaudited)

ASSETS
Investments, at value (Cost $180,303,655) .........................   $ 256,385,743
Cash (including $2,975,352 of foreign currency holdings with a cost
    of $2,978,036) ................................................       3,814,354
Receivables:
    Dividends .....................................................         414,592
    Interest ......................................................           4,512
    Securities sold ...............................................       1,040,937
Prepaid expenses ..................................................          45,852
                                                                      -------------
               Total Assets .......................................     261,705,990
                                                                      -------------

LIABILITIES
Deferred foreign withholding taxes payable ........................       1,879,334
Payable for securities purchased ..................................         532,271
Due to Investment Manager .........................................         224,674
Due to Administrator ..............................................          44,935
Accrued expenses ..................................................         664,662
                                                                      -------------
               Total Liabilities ..................................       3,345,876
                                                                      -------------

Net Assets ........................................................   $ 258,360,114
                                                                      =============

NET ASSET VALUE PER SHARE ($258,360,114/20,197,684) ...............   $       12.79
                                                                      =============

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 20,514,984 shares issued
    and outstanding (100,000,000 shares authorized) ...............   $      20,515
Paid-in capital ...................................................     285,743,977
Cost of 317,300 shares repurchased ................................      (3,307,165)
Accumulated net investment loss ...................................        (115,862)
Accumulated net realized loss on investments and foreign
    currency related transactions .................................     (98,181,088)
Net unrealized appreciation in value of investments and on
    translation of other assets and liabilities denominated in foreign currencies (net of deferred foreign withholding
    taxes of $1,879,334) ..........................................      74,199,737
                                                                      -------------
                                                                      $ 258,360,114
                                                                      =============

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

Statement of Operations

                                                                                         For the Six
                                                                                        Months Ended
                                                                                      April 30, 2000
                                                                                         (Unaudited)
Investment Income
Dividends (Net of taxes withheld of $101,427) .......................                  $  2,009,828
Interest ............................................................                        78,154
                                                                                       ------------
               Total Investment Income ..............................                     2,087,982
                                                                                       ------------
Expenses
Management fees .....................................................      1,361,928
Custodian fees ......................................................        348,920
Administration fees .................................................        272,386
Legal fees ..........................................................         69,409
Audit fees ..........................................................         34,911
Insurance ...........................................................         23,667
Transfer agent fees .................................................         21,129
NYSE fees ...........................................................         16,082
Directors' fees .....................................................         15,515
Interest expense ....................................................          9,574
Printing ............................................................          8,934
Miscellaneous .......................................................          7,633
                                                                           ---------
               Total expenses .......................................                     2,190,088
                                                                                       ------------

               Net Investment Loss ..................................                      (102,106)
                                                                                       ------------

Net Realized and Unrealized Gain (Loss) On Investments, Foreign
  Currency Holdings and Translation of Other Assets and Liabilities
  Denominated In Foreign Currencies:
Net realized gain (loss) from:
    Security transactions (net of capital gains tax of $430,047) ....                    10,502,701
    Foreign currency related transactions ...........................                       (83,671)
                                                                                       ------------
                                                                                         10,419,030
                                                                                       ------------
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreigncurrencies (net of change in
  deferred foreign withholding taxes of $879,393) ...................                    26,750,296
                                                                                       ------------

Net realized and unrealized gain on investments, foreign currency holdings and translation of other assets and liabilities
  denominated in foreign currencies .................................                    37,169,326
                                                                                       ------------
Net increase in net assets resulting from operations ................                  $ 37,067,220
                                                                                       ============

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Statements of Changes in Net Assets

                                                                    For the Six
                                                                    Months Ended      For the Year
                                                                    April 30, 2000    Ended
                                                                    (Unaudited)       October 31, 1999
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss) ..................................      $ ($102,106)      $     822,638
Net realized gain on investments and foreign currency
  related transactions ........................................        10,419,030         17,242,446
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and
  liabilities denominated in foreign currencies ...............        26,750,296         53,271,491
                                                                    -------------      -------------
    Net increase in net assets resulting from operations ......        37,067,220         71,336,575
                                                                    -------------      -------------
Capital Share Transactions
Shares repurchased under Stock Repurchase Plan (317,300 shares)        (3,307,165)                --
                                                                    -------------      -------------
    Net decrease in net assets resulting from capital share
    transactions ..............................................        (3,307,165)                --
                                                                    -------------      -------------
Distributions to shareholders from
Net investment income ($0.07 and $0.01 per share), respectively        (1,477,079)          (205,150)
                                                                    -------------      -------------
    Net decrease in net assets from distributions .............        (1,477,079)          (205,150)
                                                                    -------------      -------------

Total increase in net assets ..................................        32,282,976         71,131,425

Net Assets
Beginning of period ...........................................       226,077,138        154,945,713
                                                                    -------------      -------------

End of period (including undistributed net investment income of
    $1,463,323 as of October 31, 1999) ........................     $ 258,360,114      $ 226,077,138
                                                                    =============      =============

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

FINANCIAL HIGHLIGHTS

For a Share Outstanding throughout Each Period

                                              For the Six     For the         For the        For the        For the      For the
                                              Months Ended    Year Ended      Year Ended     Year Ended     Year Ended   Year Ended
                                              April 30, 2000  October 31,     October 31,    October 31,    October 31,  October 31,
                                              (Unaudited)     1999            1998           1997           1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Class Performance
Net asset value, beginning of period .....     $  11.02       $   7.55        $   9.68       $  12.49       $  12.08     $  13.89
                                               --------       --------        --------       --------       --------     --------
Net investment income (loss) .............        (0.01)          0.04            0.08           0.03           0.05         0.09
Net realized and unrealized gains (losses)
  on investments, foreign currency
  holdings, and translation of other
  assets and liabilities denominated
  in foreign currencies ..................         1.79           3.44**         (2.21)         (2.80)          0.44        (1.67)
                                               --------       --------        --------       --------       --------     --------
Net increase (decrease) from
  investment operations ..................         1.78           3.48           (2.13)         (2.77)          0.49        (1.58)
                                               --------       --------        --------       --------       --------     --------

Less Distributions
  Dividends from net investment
  income .................................        (0.07)         (0.01)             --          (0.00)+        (0.08)       (0.06)
  In excess of net investment income .....           --             --              --          (0.04)            --           --
  Distributions from net realized gains ..           --             --              --             --             --        (0.17)
                                               --------       --------        --------       --------       --------     --------
Total dividends and distributions ........        (0.07)         (0.01)             --          (0.04)         (0.08)       (0.23)
                                               --------       --------        --------       --------       --------     --------
Capital share transactions:
  Anti-dilutive effect of Share
  Repurchase Program .....................         0.06             --              --             --             --           --
                                               --------       --------        --------       --------       --------     --------
Total capital share transactions .........         0.06             --              --             --             --           --
                                               --------       --------        --------       --------       --------     --------
Net asset value, end of period ...........     $  12.79       $  11.02        $   7.55       $   9.68       $  12.49     $  12.08
                                               ========       ========        ========       ========       ========     ========

Per share market value, end of period ....     $   8.81       $   8.63        $   6.13       $   7.94       $  10.38     $  10.38
Total Investment Return Based
  on Market Value* .......................         2.88%         41.03%         (22.83)%       (23.23)%         0.59%      (14.17)%

Ratios/Supplemental Data
Net assets, end of period (in 000s) ......     $258,360       $226,077        $154,946       $198,589       $256,194     $247,761
Ratios of expenses to average
  net assets .............................         1.61%          1.70%           1.74%          1.60%          1.60%        1.65%
Ratios of net investment income (loss)
  to average net assets ..................        (0.07)%         0.43%           0.99%          0.25%          0.41%        0.71%
Portfolio turnover .......................        17.41%         92.44%          93.47%         95.38%         91.57%       77.88%

THE ASIA TIGERS FUND, INC.

Financial Highlights (concluded)

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

**    Net of foreign withholding taxes of $0.06 per share.

+     Less than $0.01 per share.

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2000
NOTES TO FINANCIAL STATEMENTS                                        (Unaudited)

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Asia Tigers Fund, Inc. (the "Fund") was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are generally valued:

      (i) at the last sale price prior to the time of determination if there was a sale on the date of determination,

      (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and

      (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Board of Directors.

At April 30, 2000, investments of $1,026,000 (0.40% of net assets) have been fair valued in good faith by, or under the direction of, the Fund's Board of Directors.

The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2000
Notes to Financial Statements (continued)                            (Unaudited)

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

At October 31, 1999, the Fund had a net capital loss carryover of $108,101,176, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $15,321,476 will expire in the year 2003, $1,846,888 will expire in the year 2004 and $90,932,812 will expire in the year 2006. During the year ended October 31, 1999, the Fund utilized $15,351,058 of capital losses carried forward from prior periods.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and

      (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of equity securities. The Fund reports certain realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are included in or are a reduction of ordinary income for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

                                                      THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2000
Notes to Financial Statements (continued)                            (Unaudited)

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

During the year ended October 31, 1999, the Fund reclassified $743,151 from accumulated net realized gain on investments to undistributed net investment income as a result of permanent book and tax differences primarily relating to net realized foreign currency gains. Net investment income and net assets were not affected by the reclassification.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY, AND ADMINISTRATIVE SERVICES

Effective May 3, 1999, CIBC Oppenheimer Corp. changed its name to CIBC World Markets Corp. CIBC Oppenheimer is a division of CIBC World Markets Corp. Advantage Advisers, Inc., ("Advantage") a subsidiary of CIBC World Markets Corp. ("CIBC", formerly CIBC Oppenheimer Corp.), serves as the Fund's Investment Manager under the terms of a management agreement (the "Management Agreement"). Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program and effective July 1, 1999, assumed the portfolio management responsibilities for the Fund. Prior to July 1, 1999, AXA Asset Management Partenaires ("AAMP") acted as the Fund's Investment Adviser pursuant to an investment advisory agreement among Advantage, AAMP and the Fund. For its services, AAMP was entitled to receive from the Investment Manager monthly fees at an annual rate of 0.50% of the Fund's average weekly net assets through July 1, 1999.

For its services, the Investment Manager receives monthly fees at an annual rate of 1.00% of the Fund's average weekly net assets. For the six months ended April 30, 2000, fees paid to the Investment Manager amounted to $1,361,928.

THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2000
Notes to Financial Statements (continued)                            (Unaudited)

CIBC World Markets Corp., an indirect wholly-owned subsidiary of Canadian Imperial Bank of Commerce, serves as the Fund's administrator (the "Administrator").

The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average weekly net assets. For the six months ended April 30, 2000, these fees amounted to $272,386. At April 30, 2000, CIBC World Markets Corp. owned 3,567 shares of the Fund's common stock.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations aggregated $46,444,262 and $54,146,681, respectively, for the six months ended April 30, 2000.

NOTE D: CAPITAL STOCK

At a special meeting of the Board of Directors on December 10, 1999, the Board of Directors approved a share repurchase program.

The share repurchase program authorized the Fund to buy back up to 1,000,000 shares of its outstanding shares of common stock in the open market. Pursuant to the share repurchase program, during the six months ended April 30, 2000, the Fund purchased 317,300 shares of capital stock on the open market at a total cost of $3,307,165. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 27.10% for the six months ended April 30, 2000. Subsequent to April 30, 2000, the Fund made additional purchases aggregating 86,800 shares of capital stock on the open market at a total cost of $734,936. The weighted average discount of these purchases was 31.84%.

NOTE E: OTHER

At April 30, 2000, substantially all of the Fund's assets were invested in Asian securities. The Asian securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities.

                                                      THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2000
Notes to Financial Statements (concluded)                            (Unaudited)

Additionally, the Fund owned securities of certain companies in Indonesia and India valued at approximately $282,733, which were in the process of being registered or dematerialized in the name of the Fund. Significant delays are common in registering the transfer of securities in these countries, and such transfers can take a year or longer. Securities regulations in Indonesia and India normally preclude the Fund from selling such securities until the completion of the registration process.

================================================================================
Results of Annual Shareholders Meeting

Annual Meeting

The Fund held its Annual Shareholders Meeting on February 18, 2000. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection and approval of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending October 31, 2000. The following table provides information concerning the matters voted on at the meeting:

I. Election of Directors

     Nominee                Votes For      Votes Abstained   Total Voting Shares
     -------                ---------      ---------------   -------------------
     Luis Rubio             14,596,767        2,442,661          17,039,428
     Jeswald W. Salacuse    14,615,715        2,423,713          17,039,428

At April 30, 2000, in addition to Luis Rubio and Jeswald W. Salacuse, the other directors of the Fund were as follows:

     Charles F. Barber
     Leslie H. Gelb
     Alan H. Rappaport

II. Ratification of PricewaterhouseCoopers LLP as the Independent Accountants of the Fund

     Votes For         Votes Against      Votes Abstained    Total Voting Shares
     ---------         -------------      ---------------    -------------------
     16,939,127           62,261              38,040            17,039,428

THE ASIA TIGERS FUND, INC.


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34

                                                      THE ASIA TIGERS FUND, INC.


                      (This page intentionally left blank)

THE ASIA TIGERS FUND, INC.

Investment Manager:

Advantage Advisers, Inc., a wholly owned subsidiary of CIBC World Markets Corp.

Administrator:

CIBC World Markets Corp.

Sub-Administrator:

PFPC Inc.

Transfer Agent:

PFPC Inc.

Custodian:

The Chase Manhattan Bank